UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
September 29, 2006
Date of Report
(Date of earliest event reported)
EV Energy Partners, L.P.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33024	20-4745690
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

1001 Fannin Street, Suite 800, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 659-3500
Not Applicable
(Former name and former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.01. Completion of Acquisition or Disposition of Assets
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 3.02. Unregistered Sale of Securities
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Underwriting Agreement
First Amended Partnership Agreement - EV Energy Partners, L.P.
First Amended Partnership Agreement - EV Energy GP, L.P.
Amended Limited Liability Company Agreement - EV Management, LLC
Omnibus Agreement
Contract Operating Agreement
Contract Operating Agreement
Long-Term Incentive Plan
Contribution Agreement
Credit Agreement
Employment Agreement - Michael E. Mercer
Employment Agreement - Kathryn S. MacAskie

Item 1.01. Entry into a Material Definitive Agreement.
General. On September 26, 2006, EV Energy Partners, L.P. (the “Partnership”) entered into an underwriting agreement (the “Underwriting Agreement”) with EnerVest Management Partners, Ltd. (“EnerVest”), EV Management, LLC (“GP LLC”), the general partner of EV Energy GP, L.P. (the “General Partner”), the general partner of the Partnership, EV Properties GP, LLC (“GP OLP”) the general partner of EV Properties, LP (“OLP”), CGAS Holdings, LLC (“CGH”), EVEC Holdings, LLC (“EVH”) EnCap Energy Capital Fund V, L.P. (“EnCap Fund V”), EnCap V-B Acquisitions, L.P. (“EnCap Fund V-B” and, together with EnCap Fund V, the “EnCap Funds”) and the underwriters named therein providing for the offer and sale in a firm commitment underwritten offering of 3,900,000 common units representing limited partner interests in the Partnership (“Common Units”). Pursuant to the Underwriting Agreement, the Partnership granted the Underwriters a 30-day option to purchase up to an additional 585,000 Common Units (the “Option”) to cover over-allotments, if any, on the same terms as those Common Units sold by the Partnership.
The transactions contemplated by the Underwriting Agreement were consummated on September 29, 2006. The proceeds (net of underwriting discounts) received by the Partnership (before expenses) from the sale of 3,900,000 common units were approximately $72.9 million. As described in the Partnership’s final prospectus (“Prospectus”) (File No. 333-134139) dated September 26, 2006, the Partnership will use the net proceeds of the offering to: (i) pay an aggregate of $60.19 million to EnerVest, CGAS Exploration, Inc. (“CGAS”) and the EnCap Funds as part of the consideration for the interests in the assets contributed to the Partnership upon the closing of the initial public offering, which distribution was made in partial consideration of the assets contributed to the Partnership upon the closing of the initial public offering, (ii) repay approximately $10.35 million of indebtedness incurred by a predecessor to finance a portion of the purchase price of certain properties contributed to the Partnership and (iii) pay approximately $2.0 million of expenses associated with the initial public offering and related formation transactions.
A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K and is incorporated herein by reference.
Omnibus Agreement. On September 29, 2006, in connection with the closing of the transactions contemplated by the Underwriting Agreement, EnerVest, GP LLC, the General Partner, the Partnership and OLP entered into an omnibus agreement (the “Omnibus Agreement”). As more fully described in the Partnership’s Prospectus, the Omnibus Agreement governs the Partnership’s relationship with EnerVest and its affiliates regarding the following matters:
(i) the Partnership’s obligation to reimburse EnerVest for the payment of operating expenses, including salary and benefits of operating personnel, it incurs on the Partnership’s behalf in connection with its business and operations;
(ii) the Partnership’s obligation to pay EnerVest a monthly administrative fee for providing it general and administrative services with respect to its business and operations;
(iii) the Partnership’s obligation to reimburse EnerVest for insurance coverage expenses it incurs with respect to the Partnership’s business and operations and with respect to director and officer liability coverage; and

(iv) EnerVest’s obligation to indemnify the Partnership for certain liabilities and the Partnership’s obligation to indemnify EnerVest for certain liabilities;
A copy of the Omnibus Agreement is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.
Contract Operating Agreement. On September 29, 2006, in connection with the closing of the transactions contemplated by the Underwriting Agreement, subsidiaries of the Partnership entered into an operating agreement with EnerVest Operating, L.L.C. (“EnerVest Operating”), a subsidiary of EnerVest. Under this operating agreement, EnerVest Operating will act as operator of the oil and gas wells and related gathering systems and production facilities in which OLP owns an interest, if its interest entitles it to control the appointment of the operator of the well, gathering system or production facilities. As operator, EnerVest Operating will design and manage the drilling and completion of a well, and will manage the day-to-day operating and maintenance activities for the wells.
Under the operating agreement, EnerVest Operating will establish a joint account for each well in which OLP has an interest. OLP will be required to pay its working interest share of amounts charged to the joint account. The joint account will be charged with all direct expenses incurred in the operation of the wells and related gathering systems and production facilities. The determination of which direct expenses can be charged to the joint account and the manner of charging direct expenses to the joint account for our wells will be done in accordance with the Council of Petroleum Accountants Societies, or COPAS, model form of accounting procedure.
Under the COPAS model form, direct expenses include the costs of third party services performed on the properties and well, gathering and other equipment used on the properties. In addition, direct expenses will include the allocable share of the cost of the EnerVest employees who perform services on the proper ties. The allocation of the cost of EnerVest employees who perform services on the properties will be based on time sheets maintained by EnerVest’s employees. Direct expenses charged to the joint account will also include an amount determined by EnerVest to be the fair rental value of facilities owned by EnerVest and used in the operation of our properties. Estimated operating expenses for the six months ending June 30, 2006 are $2.3 million.
Copies of the Contract Operating Agreements are filed as Exhibits 10.2 and 10.3 to this Form 8-K and are incorporated herein by reference.
Long-Term Incentive Plan. On September 20, 2006, the board of directors of GP LLC adopted the EV Energy Partners, L.P. Long-Term Incentive Plan (the “LTIP”), for employees, consultants and directors of GP LLC and employees and consultants of its affiliates who perform services for GP LLC or its affiliates. GP LLC currently has no intention to make any grants or awards under the LTIP, but reserves the right to implement the LTIP in the future. As more fully described in the Prospectus, the LTIP consists of four components: (i) restricted units; (ii) phantom units; (iii) unit options; and (iv) substitute awards and, with respect to unit options and phantom units, the grant of distribution equivalent rights. The LTIP permits the grant of awards covering an aggregate of 775,000 Common Units. The LTIP will be administered by the compensation committee of the board of directors of GP LLC.
GP LLC’s board of directors, or its compensation committee, in its discretion may initiate, terminate, suspend or discontinue the LTIP at any time with respect to any award that has not yet been granted. GP LLC’s board of directors, or its compensation committee, also has the right to alter or amend the LTIP or any part of the LTIP from time to time, including increasing the number of Common Units that may be granted subject to unitholder approval as required by the exchange upon which the Common Units are listed at that time. However, no change in any outstanding grant may be made that would materially impair the rights of the participant without the consent of the participant.
A copy of the LTIP is filed as Exhibit 10.4 to this Form 8-K and is incorporated herein by reference.
Other Agreements. The description of the Contribution Agreement described below under Item 2.01 is incorporated in this Item 1.01 by reference. A copy of the Contribution Agreement is filed as Exhibit 10.5 to this Form 8-K and is incorporated herein by reference. The description of the Credit Agreement described below under Item 2.03 is incorporated in this Item 1.01 by reference. A copy of the Credit Agreement is filed as Exhibit 10.6 to this Form 8-K and is incorporated herein by reference. The description of the Employment Agreements described below under Item 5.02 are incorporated in this Item 1.01 by reference. Copies of the Employment Agreements are filed as Exhibits 10.7 and 10.8 to this Form 8-K and are incorporated herein by reference.
Relationships. Each of GP LLC, the General Partner, the Partnership, OLP GP, OLP and its subsidiaries, and EVH, CGH, EnerVest Operating and CGAS are direct or indirect subsidiaries of entities controlled by EnerVest. As a result, certain individuals, including officers and directors of GP LLC, serve as officers and/or directors of more than one of such entities. As described above, each of GP LLC, the General Partner, the Partnership, OLP GP, OLP, EVH, CGH and EnerVest were parties to the Underwriting Agreement, GP LLC, the General Partner, the Partnership, OLP and EnerVest were parties to the Omnibus Agreement and EnerVest Operating CGAS Properties, L.P. (“CGAS Properties”) and EnerVest Production Partners, L.P. were parties to the Contract Operating Agreement. As described in Item 2.01 below, each of GP LLC, the General Partner, the Partnership, OLP GP, OLP, EVH, CGH, EnerVest Operating, CGAS, EVCG GP, LLC (“EVCG”), CGAS Properties, EV Investors, L.P. (“EV Investors”) and EnerVest are also party to a Contribution Agreement. The General Partner serves as GP LLC of the Partnership, holding a 2% general partner interest and incentive distribution rights in the Partnership.
Item 2.01. Completion of Acquisition or Disposition of Assets.
Contribution Agreement. As described in the Prospectus, in connection with the consummation of the transactions contemplated by the Underwriting Agreement, on September 29, 2006, GP LLC, the General Partner, the Partnership, OLP GP, OLP, EVH, CGH, EnerVest Operating, CGAS, EVCG, CGAS Properties, EV Investors, the EnCap Funds and EnerVest entered into a Contribution Agreement (the “Contribution Agreement”). The Contribution Agreement provided for (i) the transfer of member interests and limited partnership interests to the Partnership and its subsidiaries and (ii) the distribution of cash and Common and Subordinated Units by the Partnership to the entities contributing such interests. These transfers and distributions were made in a series of steps outlined in the Contribution Agreement.
A copy of the Contribution Agreement is filed as Exhibit 10.5 to this Form 8-K and is incorporated herein by reference. As noted in Item 1.01 above, the Partnership has certain relationships with certain parties to the Contribution Agreement

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
As described in the Prospectus, on September 29, 2006, OLP entered into a new Credit Agreement (the “Credit Agreement”) with JPMorgan Chase Bank, N.A., as administrative agent for the lenders named therein, providing a $150 million senior secured revolving credit facility for working capital and other general corporate purposes. The Credit Agreement will mature in 5 years. Borrowings under the Credit Agreement bear interest at the rates specified in the agreement, and the agreement contains leverage ratio and interest coverage ratio covenants. The Credit Agreement is guaranteed by the Partnership and its operating subsidiaries and is secured by a first priority lien on substantially all of the Partnership’s assets and the assets of its subsidiaries.
A copy of the Credit Agreement is filed as Exhibit 10.6 to this Form 8-K and is incorporated herein by reference.
Item 3.02. Unregistered Sale of Securities.
In connection with the consummation of the transactions contemplated by the Contribution Agreement, on September 29, 2006, the Partnership issued (i) 595,000 Common Units and 3,100,000 Subordinated Units to EVH, CGH, the EnCap Funds and EV Investors, in exchange for certain equity interests in OLP and OLP GP and (ii) the continuation of a 2.0% general partner interest in the Partnership and incentive distribution rights (which represent the right to receive increasing percentages of quarterly distributions in excess of specified amounts) to the General Partner in exchange for certain equity interests, is incorporated herein by reference. Each Subordinated Unit will convert into one Common Unit at the end of the subordination period. Unless earlier terminated pursuant to the terms of the partnership agreement of the Partnership, the subordination period will extend until the first day of any quarter beginning after September 30, 2011 that the Partnership meets the financial tests set forth in the partnership agreement of the Partnership.
The foregoing transactions were undertaken in reliance upon the exemption from the registration requirements of the Securities Act afforded by Section 4(2). The Partnership believes that exemptions other than the foregoing exemption may exist for these transactions.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On September 20, 2006, Messrs. George Lindahl III, Gary R. Petersen, James R. Larson and Victor Burk were elected to serve as directors of GP LLC. Mr. Lindahl is the initial member of the audit and compensation committees of the board of directors of GP LLC.
There is no arrangement or understanding between Messrs. Lindahl, Petersen, Larson and Burk and any other persons pursuant to which they were selected as directors. There are no relationships between Messrs. Lindahl, Petersen, Larson and Burk and GP LLC, the Partnership or its subsidiaries that would require disclosure pursuant to Item 404(a) of Regulation S-K other than as described in the Prospectus.
Employment Agreements. On October 1, 2006 GP LLC entered into an employment agreement with Michael Mercer that provides that he will act as Senior Vice President and Chief Financial Officer of GP LLC until December 31, 2007, subject to automatic one-year renewals of the term if neither party submits a notice of termination at least sixty days prior to the end of the then-

current term. This agreement may be terminated by either party, at any time, subject to severance obligations in the event Mr. Mercer is terminated by GP LLC without cause or he dies or is disabled.
Mr. Mercer’s employment agreement provides for a minimum base salary of $200,000, subject to upward adjustment by the compensation committee or GP LLC’s board of directors. Mr. Mercer will also be entitled to a minimum bonus at the end of 2006 of $200,000. Mr. Mercer will also receive a grant of common unit awards under EV Management’s long-term incentive plan. Mr. Mercer will receive a minimum of 7,500 units at the end of each of 2006 and 2007. The unit awards will vest as determined by the compensation committee.
Mr. Mercer will be entitled to a lump sum severance payment in the event of voluntary or involuntary termination following a change of control of GP LLC or EnerVest, equal to two times his annual base salary in effect on the termination date and all unit awards shall vest. Mr. Mercer will also be entitled to receive medical, dental and life insurance benefits following a severance triggering termination at the cost charged by GP LLC to its remaining executive officers.
GP LLC also entered into an employment agreement with Kathryn MacAskie as Senior Vice President of Acquisitions and Divestitures. Ms. MacAskie’s employment will have the same terms as Mr. Mercer’s, except that her base salary will be $175,000 and her minimum 2006 bonus will be $100,000. She also will be entitled to minimum unit awards of 12,500 at the end of each of 2006 and 2007.
Copies of the Employment Agreements are filed as Exhibits 10.7 and 10.8 to this Form 8-K and are incorporated herein by reference.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.
On September 29, 2006, the Partnership amended and restated its Agreement of Limited Partnership in connection with the closing of the initial public offering. A description of the First Amended and Restated Partnership Agreement is contained in the section entitled “The Partnership Agreement” of the Prospectus and is incorporated herein by reference. A copy of the First Amended and Restated Partnership Agreement as adopted is filed as Exhibit 3.1 to this Form 8-K and is incorporated herein by reference.
On September 29, 2006, the General Partner amended and restated its Agreement of Limited Partnership. A copy of the First Amended and Restated Agreement of Limited Partnership of the General Partner as adopted is filed as Exhibit 3.2 to this Form 8-K and is incorporated herein by reference.
On September 29, 2006, GP LLC amended and restated its Limited Liability Company Agreement. A copy of the Amended and Restated Limited Liability Company Agreement of GP LLC as adopted is filed as Exhibit 3.3 to this Form 8-K and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
1.1	Underwriting Agreement, dated September 26, 2006 by and among EnerVest Management Partners, Ltd., EV Management, LLC, EV Energy GP, L.P., EV Energy Partners, L.P., EV Properties GP, LLC, EV Properties, LP, CGAS Holdings, LLC,

EVEC Holdings, LLC, EnCap Energy Capital Fund V, L.P., EnCap V-B Acquisitions, L.P. and A.G. Edwards & Sons, Inc., Raymond James & Associates, Inc., Wachovia Capital markets, LLC and Oppenheimer & Co. Inc.
3.1	First Amended and Restated Partnership Agreement EV Energy Partners, L.P.

3.2	First Amended and Restated Partnership Agreement of EV Energy GP, L.P.

3.3	Amended and Restated Limited Liability Company Agreement of EV Management, LLC.

10.1	Omnibus Agreement, dated September 29, 2006, by and among EnerVest Management Partners, Ltd., EV Management, LLC, EV Energy GP, L.P., EV Energy Partners, L.P., and EV Properties, L.P.

10.2	Contract Operating Agreement, dated September 29, 2006, by and among EnerVest Operating, L.L.C. and EnerVest Production Partners, L.P.

10.3	Contract Operating Agreement, dated September 29, 2006, by and among EnerVest Operating, L.L.C. and CGAS Properties, L.P.

10.4	EV Energy Partners, L.P. Long-Term Incentive Plan

10.5	Contribution Agreement, dated September 29, 2006, by and among EnerVest Management Partners, Ltd., EVEC Holdings, LLC, EnerVest Operating, L.L.C., CGAS Exploration, Inc., EV Investors, L.P., , EVCG GP LLC, CGAS Properties, L.P., CGAS Holdings, LLC, EnCap Energy Capital Fund V, L.P., EnCap V-B Acquisitions, L.P., EnCap Fund V, EV Management, LLC, EV Energy GP, L.P., and EV Energy Partners, L.P.

10.6	Credit Agreement, dated September 29, 2006, by and among EV Properties, L.P. and JPMorgan Chase Bank, N.A., as administrative agent for the lenders named therein.

10.7	Employment Agreements, dated October 1, 2006, by and between EV Management, LLC and Michael E. Mercer.

10.8	Employment Agreements, dated October 1, 2006, by and between EV Management, LLC and Kathryn S. MacAskie.

SIGNATURES
Pursuant to the requirements of Section 13 or 15(d) the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EV ENERGY PARTNERS, L.P.
(Registrant)
By: EV Energy GP, L.P.,
its general partner
By: EV Management, L.L.C.,
its general partner

Date: October 5, 2006	By:	/s/ Michael E. Mercer
Michael E. Mercer
Senior Vice President and
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
1.1	Underwriting Agreement, dated September 26, 2006 by and among EnerVest Management Partners, Ltd., EV Management, LLC, EV Energy GP, L.P., EV Energy Partners, L.P., EV Properties GP, LLC, EV Properties, LP, CGAS Holdings, LLC, EVEC Holdings, LLC, EnCap Energy Capital Fund V, L.P., EnCap V-B Acquisitions, L.P. and A.G. Edwards & Sons, Inc., Raymond James & Associates, Inc., Wachovia Capital markets, LLC and Oppenheimer & Co. Inc.

3.1	First Amended and Restated Partnership Agreement EV Energy Partners, L.P.

3.2	First Amended and Restated Partnership Agreement of EV Energy GP, L.P.

3.3	Amended and Restated Limited Liability Company Agreement of EV Management, LLC.

10.1	Omnibus Agreement, dated September 29, 2006, by and among EnerVest Management Partners, Ltd., EV Management, LLC, EV Energy GP, L.P., EV Energy Partners, L.P., and EV Properties, L.P.

10.2	Contract Operating Agreement, dated September 29, 2006, by and among EnerVest Operating, L.L.C. and EnerVest Production Partners, L.P.

10.3	Contract Operating Agreement, dated September 29, 2006, by and among EnerVest Operating, L.L.C. and CGAS Properties, L.P.

10.4	EV Energy Partners, L.P. Long-Term Incentive Plan

10.5	Contribution Agreement, dated September 29, 2006, by and among EnerVest Management Partners, Ltd., EVEC Holdings, LLC, EnerVest Operating, L.L.C., CGAS Exploration, Inc., EV Investors, L.P., , EVCG GP LLC, CGAS Properties, L.P., CGAS Holdings, LLC, EnCap Energy Capital Fund V, L.P., EnCap V-B Acquisitions, L.P., EnCap Fund V, EV Management, LLC, EV Energy GP, L.P., and EV Energy Partners, L.P.

10.6	Credit Agreement, dated September 29, 2006, by and among EV Properties, L.P. and JPMorgan Chase Bank, N.A., as administrative agent for the lenders named therein.

10.7	Employment Agreements, dated October 1, 2006, by and between EV Management, LLC and Michael E. Mercer.

10.8	Employment Agreements, dated October 1, 2006, by and between EV Management, LLC and Kathryn S. MacAskie.